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                                                                   Exhibit 10.27

                              TENANCY AGREEMENT FOR
                               RESEARCH UNIT(S) AT
                            SINGAPORE SCIENCE PARK II

PARTIES               THIS AGREEMENT is made the 25th      day of
                      March 2002                            Between
                      SINGAPORE SCIENCE PARK LIMITED a company incorporated under the Companies Act, Chapter 50 and having its office at 75 Science Park Drive #01-03 CINTECH II Singapore Science Park I Singapore 118255 (hereinafter called "the Landlord") of the one part and VIACELL , SINGAPORE PTE LTD care of 1 Robinson Road #18-00 AIA Tower Singapore 048542 (hereinafter called "the Tenant" which expression shall where the context so admits include its successors-in-title and permitted assigns) of the other part.

                      WITNESSETH as follows:

DEMISE                1.  The Landlord hereby lets and the Tenant hereby
                          takes ALL that portion of the second storey(s) of the Building known as THE CAPRICORN
                          (hereinafter called "the Building") within the Singapore Science Park II (hereinafter called
                          "the Park") containing

FLOOR AREA                an approximate area of 352.04 square metres as
                          more particularly delineated and edged red on the plan annexed hereto and indicated as #02-09
                          (which portion is hereinafter called "the
                          Demised Premises") TOGETHER with all the fixtures and fittings therein installed and with the use for the Tenant his servants and visitors of the lifts and the entrances, staircases, corridors and passages and accesses to the Building for the purpose only of ingress and egress to and from the Demised Premises with or without parcels and packages TO HOLD the same UNTO the Tenant

TERM for the term of sixty (60) months from the 10th day of May 2002 (hereinafter called "the said term") YIELDING AND PAYING therefor during the said term

RENT the rent of Dollars Eight Thousand Two Hundred and Ninety-Four and Cents Six Only ($8,294.06) per month for the first year of the said term, of Dollars Eight Thousand Six Hundred and Seventy-Four and Cents Twenty-Seven Only ($8,674.27) per month for the second year of the said term, of Dollars Nine Thousand and
                          Fifty-Four and Cents Forty-Seven Only
                          ($9,054.47) per month for the third year
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                          of the said term, of Dollars Nine Thousand Four
                          Hundred and Thirty-One and Cents Fifteen Only ($9,431.15) per month for the fourth year of the said term and of Dollars Nine Thousand
                          Eight Hundred and Eleven and Cents Thirty-Five Only ($9,811.35) per month for the fifth year of the said term (hereinafter collectively called "the said rent") or in proportion in the case of any period less than a month calculated at a rate of Dollars Twenty-Three and Cents Fifty-Six Only ($23.56) per square metre per month for the first year of the said term, of Dollars Twenty-Four and Cents Sixty-Four Only ($24.64) per square metre per month for the second year of the said term, of Dollars Twenty-Five and Cents Seventy-Two Only ($25.72) per square metre per month for the third year of the said term, of Dollars Twenty-Six and Cents Seventy-Nine Only ($26.79) per square metre per month for the fourth year of the said term and of Dollars Twenty-Seven and Cents Eighty-Seven Only ($27.87) per square metre per month for the fifth year of the said term to be paid, without any deductions and in advance without demand, on the 1st day of each of the calendar months of the year (i.e., the 1st days of January, February, March, etc.) the first of such payments to be made on the 1st day of May 2002.

                          The parties hereto agree that the said rent and the service charge shall be paid by the Tenant to the Landlord throughout the said term in the manner herein stated (hereinafter called "the arrangement"). In the event that the said term is terminated by the Landlord by virtue of the Tenant's breach of its covenants as herein contained, the Tenant shall pay to the Landlord a lump sum for the loss of rental in consequence of the arrangement within seven (7) days from the date of the Landlord's written notice to the Tenant that such sum is payable. Such sum shall be the difference in the rental to be paid by the Tenant throughout the said term and shall be calculated based on the rate of Dollars Thirty-One and Cents Twenty-Two Only ($31.22) per square metre per month. Such sum shall be deemed final and conclusive when certified by an officer of the Landlord.

TENANT'S              2.  The Tenant hereby covenants with the Landlord
COVENANTS                 as follows:

TO PAY RENT               (1)   To pay the said rent on the days and in
                                the manner aforesaid by way of GIRO and in other similar manner as prescribed by the Landlord from time to

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                                time.

TO PAY                    (2)   To pay in addition to the said rent
SERVICE CHARGE                  during the said term the sum of Dollars
                                One Thousand Nine Hundred and Thirty-Six and
                                Cents Twenty-Two Only ($1,936.22) per month calculated at the rate of Dollars Five and Cents
                                Fifty Only ($5.50) per square metre per month in advance on the same dates and in the same manner as for the said rent as charges (hereinafter called "the service charge") for the maintenance of the areas designated by the Landlord as common areas (hereinafter called "the common area") PROVIDED THAT if the cost of services shall increase the Landlord may revise the service charge and on serving a notice in writing to the Tenant to this effect such revised service charge shall be payable as from the date specified in the said notice.

TO PAY                  (3)(i)  To pay a security deposit equivalent to
SECURITY                        three (3) month's rent and SECURITY
DEPOSIT                         DEPOSIT service charge on or before the
                                execution of this Agreement or commencement of the said term whichever is earlier, as security against breach by the Tenant of any of the terms, covenants and stipulations herein contained which security deposit shall be maintained at this figure during the said term and shall be repayable without interest on the determination of this tenancy subject however to an appropriate deduction as damages in respect of any or all such breach or breaches.

INCREASE IN               (ii)  If the service charge has been increased
SERVICE CHARGE                  by the Landlord in accordance with Clause
                                2(2) hereof to increase the security deposit stipulated in sub-clause (i) above so that it shall at all times be equal to three (3) months' rent and service charge.

RENOVATION              (4)(i)  To pay a cash deposit (hereinafter
DEPOSIT                         called "the renovation deposit") subject
                                to a minimum sum of S$1,000.00 and a maximum sum of S$5,000.00 before the commencement of any renovation works to the Demised Premises by the Tenant including any additions or alterations to any existing renovation, as a security against any damages incurred by reason of any damage caused to the Demised Premises or any part of the Building


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                                during the course of such renovation works and
                                for the costs and expenses incurred by the Landlord in the disposal of all debris and waste materials resulting from the Tenant's renovation works which renovation deposit shall be repayable without interest upon completion of such renovation works and a full and proper submission of copies of the relevant authorities' approvals and renovation plans to the Landlord, including the Building Layout Plan, the Electrical Plan, the Fire Protection Plan, the Airconditioning Plan, the Plumbing and Sanitary Plan and such other plans as may be applicable. An appropriate deduction will be made for any damages caused to the Demised Premises or any part of the building during the course of such renovation works.

                          (ii) If the renovation deposit is insufficient to cover the damages and costs and expenses incurred, the Landlord may serve upon the Tenant a notice in writing specifying the amount outstanding after such set-off of the renovation deposit and the Tenant shall pay such amount within 7 days from the date of such notice.

                          (iii) The Landlord shall have the right to forfeit the
                                renovation deposit if the renovation plans referred to in sub-clause (i) above are not submitted within 2 months from the date of possession.

GST                       (5)   The Tenant shall pay and indemnify the
                                Landlord against Goods and Services Tax
                                ("GST") or any tax of a similar nature
                                that may be substituted for it or levied in addition to it chargeable in respect of any payment to be made by the Tenant under any of the terms of or in connection with this Agreement or in respect of any payment made by the Landlord where the Tenant agrees in this Agreement to reimburse the Landlord for such payment including any GST levied on any legal costs.

TO PAY PUB                (6)   To pay all charges and outgoings
BILLS                           whatsoever in respect of the supply of
                                electricity, water, gas and any water-borne sewerage system charged by the Public Utilities
                                Board and other relevant Government and
                                statutory bodies or authorities


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                                used by the Tenant at the Demised Premises as
                                shown by the separate meters belonging thereto and also to pay all charges for the use and maintenance of such meters PROVIDED ALWAYS that subject to the prior written consent of the Landlord such consent not to be unreasonably withheld and to all approvals being obtained by the Tenant from the relevant authorities the water sub-meter will be installed in the Demised Premises by Tenant at his own cost.

USE OF PREMISES           (7)   At all times to use the Demised Premises
                                for the purpose of biotechnology research and for no other purpose whatsoever.

ACCEPTANCE OF             (8)   The Tenant shall accept the Demised
EXISTING CONDITIONS             Premises in its existing state and
                                condition including the structural,
                                mechanical and electrical
                                specification(s) of the Demised Premises.

TO SUBMIT              (9)(i)   To submit all information and details on the
INFORMATION ON USE              use of the Demised Premises as stipulated in
AND WASTE WATER                 Clause 2(7) hereof and waste water discharge
DISCHARGE                       originating from the Demised Premises, to the
                                Sewerage Department and other relevant
                                Government and statutory bodies or authorities for consideration and clearance in writing before undertaking such use and discharge.

TO INSTALL               (ii)   Subject to Clause 2(22) hereof, at his own cost
ADDITIONAL PLUMBING             and expense to install such additional plumbing
& SANITARY WORKS                and sanitary works including the installation
                                of a water meter for such additional water supply as SANITARY WORKS may be required by him. In connection therewith, the Tenant shall comply with all requirements of the Public
                                Utilities Board including the installation of constant flow regulators for laboratory operations and self-closing delayed action taps for toilet use rated at not more than:

                          (a)   8 litres per minute at all basins; and

                          (b) 12 litres per minute at all sink taps and shower taps.

                                The timing of the self-closing delayed action taps for toilet use shall be 3 seconds and 15 seconds for


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                                all basins and shower taps respectively. The
                                Tenant shall comply with any changes made by the PUB to the above specification from time to time.

TO MAINTAIN WATER       (iii)   In connection with Clause 2(9)(ii), to
SUPPLY PIPES                    maintain at his own cost the. water.
                                supply pipes .installed by the Tenant. in the Demised Premises.

TO RECYCLE WATER         (iv)   To recycle at his own cost
                                all water which is used for cooling purposes.

TO INSTALL SPRING         (v)   To install at his own cost spring loaded
LOADED NOZZLES                  nozzles at all rubber hose except the
                                rubber hose for fire fighting purposes.

NOT TO TAP WATER         (vi)   Not to tap or use or permit to be tapped
FROM UNARRANGED                 or used for any purpose whatsoever any
SOURCE                          water from any source or supply other
                                than that arranged and paid by the Tenant in accordance with Clauses 2(6) and 2(9)(ii) hereof and in the event of each default of this covenant, to forthwith pay to the Landlord an administrative fee of Dollars Two Hundred Only
                                ($200/-) and such sums as shall be estimated by the Landlord to be the charges and outgoings attributable to such tappings or usage, and the said sums estimated by the Landlord shall be final and conclusive as to the amount due from the Tenant to the Landlord.

FLOOR LOADING         (10)(i)   Not to place or cause or permit or
                                suffer to be placed any article,
                                machinery or load in excess of. 10.0
                                kiloNewtons per square metre and 7.5
                                kiloNewtons per square metre on the floor slab of the first storey and second to the fifth storeys of the Demised Premises respectively.

                         (ii) Not to place or allow to be placed in the lifts of the Building any article machinery or load in excess of 1350 kilograms for the passenger lift and in excess of 2500 kilograms for the passenger cum service lift.

TO REPAIR INTERIOR,   (11)(i)   To keep the interior of the Demised
ETC.                            Premises including but not limited to the
                                drains and sanitary and water apparatus and the Landlord's fixtures and fittings, if any, therein and the doors and windows thereof in good and tenantable repair and

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                                condition throughout the said term (fair wear
                                and tear excepted) PROVIDED THAT the Tenant shall take all reasonable measures and precautions to ensure that any damage, defect or dilapidation which has been or at any time shall be occasioned by fair wear and tear shall not give rise to or cause or contribute to any substantial damage to the Demised Premises.

TO BEAR COSTS FOR        (ii)   Without prejudice to the generality of
CLEANING,                       Clause 2(11)(1) above, to be responsible
MAINTENANCE, ETC.               and to bear all costs for the proper
(IF APPLICABLE)                 cleaning, maintenance, servicing, repair
                                and upkeep of the toilets and fixtures
                                and fittings therein.

TO COMPARTMENT-ALISE    (iii)   Without prejudice to Clause 2(7) and subject to
                                Clause 2(12) hereof, to compartmentalise and separate the office from the laboratory and, research areas, if any, to comply with fire safety regulations.

NOT TO MAKE           (12)(i)   Not to erect any structure or to make
ALTERATIONS OR                  or cause to be made any alterations in or
ADDITIONS                       additions to the internal construction or
                                arrangements or in the external appearance or in the present scheme of design or decoration of the Demised Premises of any kind or description without first submitting lay-out or other plans
                                (prepared by the relevant professional or competent person employed with the Landlord's approval at the Tenant's own cost and expense) as may be required and obtaining the prior written consent of the Landlord such consent not to be unreasonably withheld and the relevant
                                Governmental and statutory bodies or authorities
                                PROVIDED THAT on the granting of such consent and without prejudice to other terms, covenants and stipulations which may be imposed:

                               (a) Before the commencement of any alteration works to the Demised Premises, the Tenant shall pay the Landlord a cash deposit (hereinafter called "the reinstatement deposit") of such amount as the Landlord may reasonably deem sufficient for the reinstatement of the Demised Premises or any part of the Building to its original condition in respect of major structures

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                                    erected by the Tenant which reinstatement
                                    deposit shall be repayable without interest on the determination of this tenancy subject however to an appropriate deduction for damages and costs and expenses of cleaning restoration or decoration effected by the Landlord;

                               (b)  the Tenant shall not use any
                                    flammable building materials for
                                    internal partitioning;

                               (c)  the Tenant shall at all times
                                    maintain at his own cost the
                                    structures, alterations or additions
                                    to the Demised Premises in good
                                    order and condition; and

                               (d) the hacking of structural concrete floors, walls or any other structural elements is not permitted except with the prior written consent from the Landlord such consent not to be unreasonably withheld.

HACKING                  (ii)   No hacking of openings within the Demised
                                Premises is allowed except with the prior written consent of the Landlord and the relevant authorities. In applying for the Landlord's and the relevant authorities' approval, the Tenant shall submit to the Landlord drawings of the openings
                                (together with such information as the
                                Landlord may require) duly certified and approved by a qualified professional engineer that the structural integrity of the system of the Demised Premises will be maintained.

NOT TO CAUSE          (13)(i)   Not to install or use any electrical or
ELECTRICAL                      mechanical installation, machine or
MECHANICAL OR                   apparatus that may cause or causes heavy
MAGNETIC                        power surge, high frequency voltage or
INTERFERENCE, ETC.              current, nuclear magnetic resonance or
                                magnetic fields, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants, licensees or lessees of the Landlord or occupants of adjoining or neighbouring premises or inhabitants of the neighbourhood and in

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                                connection therewith, to allow the Landlord or
                                any authorised persons at all reasonable times to inspect such installation, machine or apparatus in the Demised Premises to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Tenant's own cost and expense, to eliminate or reduce the interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorised person that the Tenant's electrical or mechanical installation, machine or apparatus is causing or contributing to the said interference or disturbance, notwithstanding that prior written consent has been given by the Landlord for such installation.

                         (ii) Without prejudice to the generality of Clause 2(13)(1) to install at his own expense a power line conditioner or voltage regulator or any additional electrical equipment to reduce or remedy any electricity current surge or voltage fluctuation that may arise.

                        (iii) To take adequate precautions to ensure that the riser/duct space/shaft in the Demised Premises is shielded from any magnetic fields and that the said riser/duct space/shaft is protected from any nuclear magnetic resonance whatsoever.

TO INDEMNIFY THE         (iv)   The Tenant shall fully and effectually
LANDLORD                        indemnify and keep the Landlord
                                indemnified and hold the Landlord harmless against any and all demands claims losses damages injuries liabilities costs expenses actions or proceedings whatsoever (whether based on negligence, strict liability or other grounds) which may be made or taken against the Landlord by any person or which may be suffered by the Landlord or which may become payable by the Landlord to any person including any claims against the Landlord for consequential loss or damage or loss of profits arising from or by reason of a failure on the part of the Tenant to observe or to perform Clause 2(13)(1), (ii) and
                                (iii) above.

                          (v)   Without prejudice to the generality of
                                Clause 2(13)(iv) above, the Tenant shall fully and effectually indemnify and keep the Landlord


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                                indemnified against all costs incurred in
                                any works in the Building arising from or by reason of a failure on the part of the Tenant to observe or to perform Clause 2(13)(1), (ii) and (iii) above.

NO UNAUTHORISED          (14)   In addition to Clause 2(13), not to
INSTALLATIONS                   install or cause or permit to be
                                installed any air-conditioning, mechanical ventilation, extractor fans, flue or any machinery, apparatus, fixtures or fittings, or extend, supplement, replace or modify the same or any existing machinery, apparatus, fixtures or fittings in or about the Demised Premises without the prior written consent of the Landlord such consent not to be unreasonably withheld and the relevant Governmental and statutory bodies or authorities having been first obtained PROVIDED THAT:

                               (a) prior to the commencement of all such works as shall be permitted the Tenant shall submit to the Landlord and relevant Governmental and statutory bodies for their written approval, appropriate layout and detailed plans, including design calculations, if any, and if so required, separate detailed building envelope plans and calculations on Overall Thermal Transfer Value (OTTV) of the Demised Premises;

                               (b)  all such plans and calculations
                                    shall be prepared, and all such
                                    works as shall be permitted shall
                                    be carried out by professional or
                                    competent persons as approved by
                                    the Landlord and employed by the
                                    Tenant at his own cost and expense;
                                    and

                               (c)  All debris and waste materials of
                                    whatever nature resulting from the
                                    aforesaid works shall be disposed
                                    by the Tenant in a manner
                                    prescribed by the Landlord failing
                                    which the Landlord reserves the
                                    right (without being under any
                                    obligation to do so) to dispose of
                                    the same and all costs and expenses
                                    incurred by the Landlord in this
                                    respect shall be a debt due from
                                    the Tenant to the Landlord and
                                    shall be paid by the


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                                    Tenant to the Landlord within seven (7) days
                                    of the Landlord notifying the Tenant of the amount thereof.

ELECTRICAL               (15)   To install electrical switch board
INSTALLATIONS                   wirings and equipment to the    Demised
                                Premises including the following electrical protective devices, all at the Tenant's own cost and expense, subject to the prior approval in writing of the Landlord such approval not to be unreasonably withheld:

                               (a)  Overcurrent protective devices in
                                    the Landlord's Switch Room;

                               (b)  Overcurrent and earth-leakage
                                    protective devices in the Demised
                                    Premises;

                         PROVIDED THAT --

                               (i)  the Tenant shall submit 4 sets of
                                    `electrical single-line diagram' of the
                                    Demised Premises' wirings for the approval in writing of the Landlord prior to the actual installation of the wiring; and

                              (ii)  it shall be the responsibility of the
                                    Tenant to keep all or any of the aforesaid switch board wirings, equipment and devices installed by the Tenant in good condition at all times.

TO INSTALL EXIT          (16)   To install where necessary and at the
LIGHTINGS, ETC.                 Tenant's own cost and expense to maintain
                                exit and emergency lightings and exit signs at staircases, exit passage ways and the exits of the Demised Premises in accordance with the requirements of the Building Control Division and other relevant Governmental and statutory bodies or authorities.

                         (17) Subject to Clauses 2(13) and 2(14) and without prejudice to the generality of the same, the Tenant shall, at his own cost and expense:

AIR-CONDITIONING          (i)   install an air-conditioning package
INSTALLATION                    unit(s) including any wiring fixtures and
                                fittings thereof to air-condition the Demised
                                Premises PROVIDED ALWAYS that the
                                air-conditioning package unit(s) shall be placed within the Demised Premises and at

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                                the louvers specially located in the Demised
                                Premises for this specific purpose;

THERMAL INSULATION       (ii)   if the whole of the Demised Premises or
                                any part. thereof is without prejudice to Clause 2(7), permitted to be used as a laboratory, computer/control room, coldroom or for purposes requiring low temperature or 24 hours air-conditioning with resulting moisture condensation on the external walls, ceilings, or floors, or within the Demised Premises, install adequate thermal insulations to the external walls, floors and ceilings provided that prior to such installation, the Tenant shall obtain the Landlord's approval in writing such approval not to be unreasonably withheld for the proposed thermal insulation method.

FIRE PROTECTION          (18)   Without prejudice to the generality of
INSTALLATION                    Clause 2(13) and 2(14); the Tenant shall
                                at his own cost and expense, carry out such modification work on the existing fire alarm installations, wirings, fixtures, fittings and other fire-fighting equipment in the Demised
                                Premises as shall be necessary to suit the Tenant's operations, including the installation of a 13 Amp. power switch socket outlet immediately adjacent to the charger of the battery of the alarm-system if so required and, additional wirings, fixtures, fittings and other fire-fighting equipment, and connections of the fixtures to the Landlord's common fire-alarm system, to the satisfaction of the Landlord
                                PROVIDED THAT:

                               (a)    the Tenant shall, prior to the
                                      commencement of the modification
                                      work, submit to the Landlord for
                                      his approval 4 copies of the fire
                                      alarm drawings of the Demised
                                      Premises, indicating the existing
                                      fixtures, fittings and other
                                      fire-fighting equipment, the
                                      proposed modifications, and the
                                      layout of the Tenant's machinery
                                      and apparatus,

                               (b)    the Tenant shall ensure that the
                                      existing fire-alarm installations,
                                      wirings, fixtures, fittings and
                                      other firefighting equipment and
                                      any additional wirings, fixtures,
                                      fittings and other fire-fighting
                                      equipment installed

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                                      by the Tenant in the Demised
                                      Premises are serviced monthly and
                                      are at all times in good condition
                                      and in proper working order;

                               (c)    the Tenant shall pay all fees in
                                      connection with such connections,
                                      servicing and maintenance works and
                                      all fees payable to the Singapore
                                      Fire Service in connection
                                      therewith including but not limited
                                      to fees for the attendance of any
                                      false alarm which is traced back to
                                      the fire-alarm system in the
                                      Demised Premises;

                               (d)    any item of replacement required
                                      for the effective maintenance of
                                      the fire-alarm wirings, fixtures
                                      and fittings shall be subject to
                                      the prior written approval of the
                                      Landlord such approval not to be
                                      unreasonably withheld and the items
                                      so replaced shall be of a quality
                                      and operational characteristic
                                      similar to the existing items
                                      approved by the Landlord. The
                                      Tenant shall replace any items of
                                      dissimilar quality and operational
                                      characteristic found in use;

                               (e) the Tenant shall not remove or replace or cause or permit or suffer to be removed or replaced the one-hour fire rated doors leading to the research area(s);

                               (f) the Tenant shall properly seal or cause to be properly sealed with materials approved by the Fire Safety Bureau all accesses or uncovered openings for ducting works.

TO PROVIDE ACCESS TO     (19)   At all times to provide sufficient access
FIRE-FIGHTING                   passageways to all firefighting
INSTALLATIONS                   installations and equipment.

SPECIALIST WARRANTIES    (20)   Not to do or permit to be done any act,
                                matter or thing in or on the Demised Premises or the Building or any part thereof which may in any way affect or render void any warranties or guarantees provided by specialist contractors to the Landlord for specialist products and works in respect of the

                                Building or any part thereof, copies of
                                which warranties and guarantees are
                                available at the office of the Landlord for the Tenant's information PROVIDED ALWAYS THAT in the event any damage is caused to such specialist products and works by any activities traceable to the Tenant or to the Demised Premises thereby rendering void or otherwise in any way affecting the rights of the Landlord which any warranties or guarantees provided by the specialist contractors, the Tenant shall be solely responsible and liable for all costs and expenses incurred in rectifying, remedying and making good any such damage, including all costs and expenses incurred in the provision of additional warranties, if any.

TO PERMIT ENTRY TO       (21)   To permit the Landlord, his agents,
VIEW CONDITION                  servants and surveyors, with or without
                                workmen or others with all necessary appliances and tools to enter upon the Demised Premises or any part thereof at all reasonable times for the purpose of viewing the Demised Premises, its condition, or state of repair, or of doing such things, works and repairs as the Landlord may consider necessary to or for the Demised
                                Premises or to other portions of the Building not conveniently accessible otherwise than from or through the Demised Premises, including structural or external repairs or works pursuant to Clauses 3(2) and 3(3) hereof PROVIDED THAT the Landlord may serve upon the Tenant notice in writing specifying any thing, work or repairs necessary to be done which are the responsibility of the Tenant under or by virtue of any of the terms, covenants or stipulations of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs and expenses of survey and attending the preparation of the notice and, if the Tenant shall not within ten days after the service of such notice or such other time as may be stipulated in the notice proceed diligently and in workmanlike manner with the execution of such thing, work or repairs and things in connection therewith then he shall permit the Landlord (who shall not be under any obligation so to do) to enter upon the Demised Premises and execute such thing, work or repairs and things in connection therewith and the cost and expenses thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable AND
                                PROVIDED ALWAYS THAT the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience caused directly or indirectly by any such thing, work or repairs and things in connection therewith and the Tenant shall not hold the Landlord so liable.

TO BEAR LOSSES AND       (22)   To be wholly responsible for all losses
DAMAGES                         and damages and to bear the full cost and
                                expenses of repairs and reinstatement of any damaged common area, building, structure, equipment, fixture, fitting, drain, wiring and piping above and below ground level, if the cause or causes of such losses and damages can be traced directly or indirectly back to the Tenant's activities, notwithstanding that such activities are done with the consent of the Landlord.

TO REMOVE                (23)   In complying with Clause 2(21) hereof and
INSTALLATIONS                   if so required by the Landlord the Tenant
                                shall remove such installation, machinery or any article as may facilitate or permit the Landlord to execute or cause to be executed the said things, repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord may remove the same or have the same removed and. all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS THAT the Landlord shall not be liable to the Tenant or any other person for any loss damage or inconvenience caused directly or indirectly by such removal and the Tenant shall not hold the Landlord so liable.

TO MAINTAIN GROUNDS      (24)   At all times to maintain the area,
IN GOOD CONDITION,              garden, grounds and passageways, if any,
ETC.                            fronting or surrounding the Demised
                                Premises in good order and condition and to the reasonable satisfaction of the Landlord and not to alter the layout thereof without the prior written consent of the Landlord such consent not to be unreasonably withheld.

DISPOSAL OF              (25)   Not to discharge, dump, leave or burn,
                                nor to cause or permit the discharging,
                                dumping, leaving or

WASTE burning of any waste including but not limited to pollutants into surface or other drains or any watercourse or in or upon any part of the Demised Premises and/or the Building and/or the Park or the other estates of the Landlord but at the Tenant's own cost and expense to make good and sufficient provision for the safe and efficient disposal of all waste generated at the Demised Premises and/or the Building and/or the Park to the requirements and satisfaction of the Landlord and/or all relevant Governmental and statutory bodies or authorities and if the Tenant shall fail to observe or perform this covenant the Landlord may (but shall not be under any obligation to do so) without prejudice to any other rights or remedies the Landlord may have against the Tenant carry out or cause to be carried out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt PROVIDED ALWAYS THAT the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience directly or indirectly caused thereby and the Tenant shall not hold the Landlord so liable.

TO MAINTAIN REFUSE       (26)   To provide and maintain refuse receptacles
RECEPTACLES                     for litter and waste produced at the Demised
                                Premises or in connection with the Tenant's operations, in conformity with the requirements and standards prescribed by the relevant health authorities, to keep the same out of sight of the public at all times, and to transfer or dispose of such litter and waste in suitable receptacles to such area and at such times each day as may be prescribed by the Landlord.

TO PREVENT POLLUTION     (27)   To take adequate measures to prevent air
                                pollution, and to implement at the
                                Tenant's own cost and expense measures
                                for minimising air or other forms of
                                pollution when requested by the Landlord or any relevant Governmental or statutory bodies or authorities.

NOT TO STORE, ETC.       (28)(i)Not to use, load, unload, keep or
ANYTHING OF ANY                 suffer or permit to be used, loaded,
OFFENSIVE OR                    unloaded or stored in the Demised
DANGEROUS                       Premises or the Building or the Park or
                                any part thereof, any liquid, goods, material or thing of an offensive or explosive or a dangerous, corrosive,

NATURE toxic or combustible nature without the prior consent in writing of the Landlord such consent not to be unreasonably withheld and the relevant Governmental and statutory bodies or authorities and to indemnify and keep indemnified the Landlord against all losses, damages, claims, costs, expenses, actions and proceedings in connection with the loading, unloading, use or storage of such goods, materials and things notwithstanding that the same is done with the consent of the Landlord.

NOT TO STORE TOXIC       (ii)   Without prejudice to the generality of
MATERIALS, ETC.                 Clause 2(28)(1), not to store any toxic
                                materials, liquids or things in the Demised ETC
                                Premises, the common areas or open yards or to carry out any process or experiment with inherent risk of escape or spillage of toxic materials, liquids or things.

DISCHARGE OF TOXIC,     (iii)   Not to permit any oil or grease or any
DANGEROUS MATERIALS,            objectionable, dangerous, poisonous or
ETC.                            explosive matter or substance to be
                                discharged into any of the drains, conduits and/or floor traps in or around the Demised
                                Premises and the Tenant shall take all measures to ensure that any effluent discharged into the said drains, conduits and/or floor traps does not harm the environment, or corrode or otherwise harm the said drains, conduits and/or floor traps or cause any obstruction or deposit in them.

                         (iv) Not to deposit in, on or about the Demised Premises any waste or substance that may produce concentrations or accumulations of noxious gases or liquids that may cause pollution of the environment or harm to human health and the Tenant shall take practical precautions to ensure that no such waste or any other substance are spilled or deposited in or about the Demised Premises.

                          (v) To inform the Landlord forthwith of any spillage or depositing in on or about the Demised Premises of any noxious substance in a quantity that may cause pollution of the environment or damage to property or harm to human health.

                         (vi) To indemnify the Landlord and to keep the Landlord indemnified against any losses in respect of damage to or pollution of the environment or damage to property or harm to human health caused by the Tenant under sub-clauses (i), (ii), (iii) and (iv) above whether in liquid or solid form or in the form of vapour or gas.

ILLEGAL USE             (vii)   Not to use or permit or suffer the
                                Demised Premises or any part thereof to be used for any illegal or immoral purpose.

NOT TO KEEP ANIMALS    (viii)   Not to permit or to keep or allow to be
                                kept livestock or other animals at the
                                Demised Premises but subject to Clause
                                2(7) and to the prohibitions and
                                indemnities contained in the Clause 2(28) in so far as they are applicable, the Tenant may keep or allow to be kept in the Demised Premises such small livestock or animals as are required in the laboratory for experimental or research purposes subject to prior written approval from the Landlord such approval not to be unreasonably withheld and the relevant government authorities, if applicable.



SALE BY AUCTION          (ix)   Not to effect any sale by auction in the
                                Demised Premises or the Building or the
                                Park.

INSTALLATION OF          (29)   To provide at the Demised Premises
SAMPLING SUMPS                  sampling sumps/inspection holes in
                                accordance with the environmental rules and regulations of the relevant government authorities and/or bodies.

NOT TO RENDER            (30)   Not to do or permit or suffer to be done
INSURANCES VOID OR              on or in the Demised Premises or the
VOIDABLE                        Building or the Park anything whereby any
                                insurances of the Demised Premises, the Building or other buildings in the Park or any part thereof effected by the Landlord pursuant to Clause 3(4) hereof or otherwise maybe rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all costs and expenses incurred by the Landlord in connection with insurance rendered necessary by a breach or non-observance of this. covenant without prejudice to any other rights and remedies available to the Landlord.

NUISANCE                            (31)        Not to do or permit or suffer to
                                                be done upon the Demised
                                                Premises or any part of the
                                                Building anything which is or
                                                may, or which in the opinion of
                                                the Landlord is or may at any
                                                time be or become a danger,
                                                nuisance or an annoyance to or
                                                interference with the
                                                operations, business, enjoyment,
                                                quiet or comfort of the
                                                occupants of adjoining premises
                                                or inhabitants of the Building
                                                or the Park or the neighbourhood
                                                PROVIDED ALWAYS THAT the
                                                Landlord shall not be
                                                responsible to the Tenant for
                                                any loss, damage or
                                                inconvenience as a result of any
                                                danger, nuisance, annoyance or
                                                interference whatsoever caused
                                                by the occupants of the
                                                adjoining premises or
                                                inhabitants of the Park or the
                                                neighbourhood and the Tenant
                                                shall not hold the Landlord so
                                                liable.

SIGNS, UNSIGHTLY OBJECTS            (32)        Not without the prior consent in
                                                writing of the Landlord such
                                                consent not to be unreasonably
                                                withheld to affix or exhibit or
                                                erect or paint or permit or
                                                suffer to be affixed or
                                                exhibited or erected or painted
                                                on or upon any part of the
                                                exterior of the Demised Premises
                                                or of the interior or exterior
                                                of the windows or external
                                                walls, rails or fences thereof
                                                or in any of the passages,
                                                corridors or stairs of the
                                                Building or in or around any
                                                part of the Park any nameplate,
                                                signboard, placard, poster,
                                                advertisement, hoarding or other
                                                thing whatsoever.

NOT TO CAUSE OBSTRUCTION            (33)(i)     Not to obstruct, cause or permit
                                                any form of obstruction
                                                whatsoever whether by way of
                                                depositing or leaving any
                                                article item or thing of
                                                whatsoever nature movable or
                                                otherwise within the Demised
                                                Premises, the Building or the
                                                Park and in particular:

                                                (a)         in or on the
                                                            approaches, private
                                                            roads or
                                                            passage-ways or
                                                            other accesses
                                                            adjacent to or
                                                            leading to the
                                                            Building or other
                                                            buildings in the
                                                            Park and in
                                                            particular not to
                                                            leave or park or
                                                            permit to be left or
                                                            parked any motor
                                                            vehicle or other
                                                            carriages belonging
                                                            to or used by the
                                                            Tenant or of his
                                                            friends, servants or
                                                            visitors save as is
                                                            left or parked in
                                                            accordance with the
                                                            regulations
                                                            specified
                                                            in Clause 2(34)
                                                            below;

                                                (b)         in or on the common
                                                            stairways, corridors
                                                            and passageways in
                                                            and of the Building
                                                            or other buildings
                                                            in the Park;

                                                (c)         to any fire-fighting
                                                            installations and
                                                            equipment in the
                                                            Demised Premises,
                                                            the Building or
                                                            other buildings in
                                                            the Park.

                                                PROVIDED ALWAYS THAT if the
                                                Tenant shall fail to observe
                                                this covenant, the Landlord
                                                shall, without prejudice to any
                                                other rights and remedies he may
                                                have against the Tenant, have
                                                full right and liberty and
                                                absolute discretion, after
                                                having given the Tenant
                                                reasonable notice so to do and
                                                the Tenant having failed or
                                                neglected to comply with the
                                                same, to remove and clear any
                                                such obstruction, and all costs
                                                and expenses incurred thereby
                                                shall forthwith be recoverable
                                                from the Tenant as a debt AND
                                                FURTHER PROVIDED THAT the
                                                Landlord shall not be liable to
                                                the Tenant or any other person
                                                for any loss, damage or
                                                inconvenience caused directly or
                                                indirectly by such removal and
                                                the Tenant hereby indemnifies
                                                the Landlord in relation
                                                thereto.

                                    (ii)        Not to carry out any works or
                                                activities or other operations
                                                of whatever nature in the areas
                                                specified in Clause 2(33)(1)
                                                above.

PARKING OF VEHICLES                 (34)        To observe all regulations made
                                                by the Landlord relating to the
                                                parking of all and any
                                                motor-vehicles or other
                                                carriages belonging to or used
                                                by the Tenant or his employees,
                                                servants, friends or visitors
                                                and to pay such parking charges
                                                as may be imposed by the
                                                Landlord.

NOT TO ASSIGN OR SUBLET             (35)(i)     Subject to sub-clause (ii)
                                                below, not to assign, sublet,
                                                grant a licence or part with or
                                                share the possession or
                                                occupation of the Demised
                                                Premises or any part thereof or
                                                leave the Demised Premises or
                                                any part thereof vacant and
                                                unoccupied at any time during
                                                the said term.

                                    (ii)        The Tenant may, with the written
                                                approval of the Landlord,
                                                assign, sublet, grant a licence
                                                or part
                                                with or share the possession or
                                                occupation of the Demised
                                                Premises or any part thereof to
                                                its associated companies.

NOT TO CONTRAVENE ANY WRITTEN LAW   (36)        Without prejudice to Clause 2(7)
                                                not to do or omit or suffer to
                                                be done or omitted any act
                                                matter or thing in or on the
                                                Demised Premises and in respect
                                                of the operations, business,
                                                trade or industry carried out or
                                                conducted therein which shall
                                                contravene the provisions of any
                                                laws, by-laws, orders, rules or
                                                regulations now or hereafter
                                                affecting the same but to comply
                                                at the Tenant's own cost and
                                                expense with all such provisions
                                                and at all times hereafter to
                                                indemnify and keep indemnified
                                                the Landlord against all
                                                actions, proceedings, costs,
                                                expenses, claims, fines, losses,
                                                damages, penalties and demands
                                                in respect of any act, matter or
                                                thing done or omitted to be done
                                                in contravention of the said
                                                provisions.

CHANGE OF NAME                      (37)        The Tenant shall inform the
                                                Landlord in writing immediately
                                                of any change of name,
                                                amalgamation, reconstruction or
                                                acquisition of the Tenant by
                                                another company and shall pay
                                                the Landlord a fee for every
                                                such change in name PROVIDED
                                                ALWAYS THAT any transfer or
                                                assignment of this tenancy to
                                                the new entity shall be subject
                                                to the written approval of the
                                                Landlord and at the cost of the
                                                Tenant.

PERMISSION TO ENTER & VIEW          (38)        At all times during the three
                                                (3) months immediately preceding
                                                the determination of the said
                                                term to permit persons with
                                                written authority from the
                                                Landlord or the Landlord's agent
                                                at reasonable times of the day
                                                to view the Demised Premises or
                                                any part thereof.

TO SURRENDER PREMISES               (39)        At the determination (by expiry
                                                or otherwise) of the said term
                                                or any extension or renewal
                                                thereof to yield up the Demised
                                                Premises and all the Landlord's
                                                fixtures, fittings, fastenings
                                                and other things thereto
                                                anywhere belonging or
                                                appertaining in such good and
                                                substantial repair fair wear and
                                                tear excepted as shall be in
                                                accordance with the terms,
                                                covenants and stipulations
                                                contained in this Agreement and
                                                with the locks and keys
                                                complete.

TO REDECORATE                       (40)        In addition to Clause 2(39) and
                                                immediately prior to the
                                                determination of the said term
                                                or any extension or renewal
                                                thereof to cleanse and restore
                                                the Demised Premises in all
                                                respects to its original state
                                                and condition (fair wear and
                                                tear excepted) excepting those
                                                which have been required by the
                                                Landlord to be left intact and
                                                in situ and if required by the
                                                Landlord, to redecorate,
                                                including painting the interior
                                                thereof to the satisfaction of
                                                the Landlord PROVIDED ALWAYS
                                                THAT if the Tenant shall fail to
                                                observe or perform this covenant
                                                the Landlord may execute or
                                                cause to be executed any or all
                                                such cleaning, restoration and
                                                redecoration works and recover
                                                the costs and expenses thereof
                                                from the Tenant together with
                                                all rent and service charge and
                                                other amounts which-the-Landlord
                                                would have been entitled to
                                                receive from the Tenant had the
                                                period within which such
                                                cleaning, restoration and
                                                redecoration were effected by
                                                the Landlord been added to the
                                                said term.

TO DISINFECT                         (41)        Immediately prior to the
                                                determination of the said term
                                                or any extension or renewal
                                                thereof to clean and disinfect
                                                the interior of the Demised
                                                Premises including but not
                                                limited to all walls, the floor,
                                                windows fittings and fixtures
                                                therein to the satisfaction of
                                                the Landlord to ensure that it
                                                is in a sanitary and hygienic
                                                condition and that it is free
                                                from any harmful contamination
                                                by any biological organisms or
                                                chemical substances that may
                                                have been used produced or
                                                stored in or brought into the
                                                Demised Premises and to dispose
                                                of any such biological organisms
                                                or chemical substance safely
                                                without causing any health
                                                hazards, any danger or injury to
                                                any person PROVIDED ALWAYS THAT
                                                if the Tenant shall fail to
                                                observe this covenant, the
                                                Landlord shall without prejudice
                                                to other rights and remedies he
                                                may have against the Tenant have
                                                full right and absolute
                                                discretion after having given
                                                the Tenant reasonable notice to
                                                do so. and the Tenant having
                                                failed or neglected to comply
                                                with the same, to proceed to
                                                clean and disinfect the Demised
                                                Premises. In connection
                                                herewith, the Tenant shall
                                                permit the Landlord (who shall
                                                not be under any obligation so
                                                to do) to enter upon the Demised
                                                Premises and execute such
                                                work in and the cost and
                                                expenses thereof shall be a debt
                                                due from the Tenant to the
                                                Landlord and be recoverable from
                                                the Tenant by serving upon the
                                                Tenant in writing specifying the
                                                amount and the Tenant shall pay
                                                such amount within 7 days from
                                                the date of such notice. The
                                                Landlord shall not be liable to
                                                the Tenant for any loss, damage
                                                or inconvenience caused directly
                                                or indirectly by such work in
                                                connection therewith and the
                                                Tenant shall not hold the
                                                Landlord so liable.

FITTINGS & FIXTURES                 (42)        If any rent hereby reserved or
                                                any monies payable. under this
                                                Agreement shall be unpaid, the
                                                Landlord may immediately prior
                                                to the determination of the said
                                                term or any renewal thereof
                                                require any fittings or fixtures
                                                (including Tenant's fixtures) in
                                                the Demised Premises to be left
                                                intact and in situ and the
                                                Landlord shall be empowered to
                                                sell or otherwise dispose of the
                                                whole or any part of such
                                                fittings and fixtures at such
                                                price and in such manner as the
                                                Landlord deems fit and to apply
                                                the proceeds of sale against any
                                                indebtedness of the Tenant to
                                                the Landlord.

INTEREST ON LATE PAYMENT            (43)        To pay interest at the rate of
                                                10% per annum or such higher
                                                rate as may be determined from
                                                time to time by the Landlord in
                                                respect of any outstanding
                                                amount payable under this
                                                Agreement from the date such
                                                amount becomes due until payment
                                                in full is received by the
                                                Landlord.

TO PERFORM AND OBSERVE OBLIGATIONS  (44)        To perform and observe all the
                                                obligations other than those
                                                relating to the structure of the
                                                Demised Premises or the
                                                Landlord's fixtures which the
                                                Tenant or the Landlord of the
                                                Demised Premises may be liable
                                                to perform or observe during the
                                                said term or any extension or
                                                renewal thereof by any law,
                                                direction, order, notice or
                                                requirement of any Government or
                                                statutory bodies or authorities
                                                and if the Tenant shall fail to
                                                observe or perform this covenant
                                                the Landlord may in its absolute
                                                discretion perform the same and
                                                all expenses and costs incurred
                                                thereby shall be recoverable
                                                from the Tenant as a debt
                                                PROVIDED ALWAYS THAT the
                                                Landlord shall not be liable to
                                                the Tenant for any loss damage
                                                or inconvenience caused directly
                                                or indirectly thereby and the
                                                Tenant shall not hold the

                                                Landlord so liable.

TO BEAR LOSS, ETC.                  (45)        To make reasonable provision
                                                against and be responsible for
                                                all loss, injury or damage to
                                                any person or property including
                                                that of the Landlord for which
                                                the Tenant may be held liable
                                                arising out of or in connection
                                                with the occupation and use of
                                                the Demised Premises and to
                                                indemnify and keep indemnified
                                                the Landlord against all
                                                actions, proceedings, claims,
                                                fines, losses, damages,
                                                penalties, costs and expenses
                                                which he may incur or for which
                                                he may be held liable as a
                                                result of any act neglect or
                                                default of the Tenant, his
                                                servants, contractors or agents.

TO BEAR CHARGES RELATING TO         (46)        To pay and to indemnify and keep
DOCUMENTS                                       the Landlord indemnified for all
                                                cost, disbursements, fees and
                                                charges, legal or otherwise,
                                                including stamp and registration
                                                fees,. penalties, levies, fines
                                                and other charges which may be
                                                payable or which may be paid by
                                                the Landlord in the event that
                                                the Tenant fails or refuses to
                                                make any of the aforesaid
                                                payments in due time in
                                                connection with the preparation,
                                                stamping and issue of this
                                                Agreement and any prior
                                                accompanying or future documents
                                                or deed supplementary collateral
                                                or in any way relating to this
                                                Agreement.

TO BEAR ALL OTHER CHARGES           (47)        To pay all costs, disbursements
                                                and fees, legal or otherwise,
                                                including costs as between
                                                Solicitor and Client in
                                                connection with the enforcement
                                                of the. terms, covenants and
                                                stipulations of this Agreement.
                                                For the purposes of the recovery
                                                of any sums due to the Landlord
                                                by the Tenant under this
                                                Agreement, all such sums
                                                including service charges, GST,
                                                interest and costs shall be
                                                deemed as rental and recoverable
                                                as a debt from the Tenant under
                                                the provisions of the Distress
                                                Act (Cap. 84).

NOTICE OF DAMAGE                    (48)        If any damage of whatsoever
                                                nature or description shall at
                                                any time occur or be caused to
                                                the Demised Premises and/or the
                                                Building or any part thereof, to
                                                forthwith give to the Landlord
                                                written notice of the damage.

OPERATION OF                        (49)        Not to commence operation at the
                                                Demised Premises after the
                                                installation(s) of equipment
                                                have

PREMISES been completed UNTIL a final inspection of such installation(s) has been carried out and the Landlord's written approval of the same has been given by the Landlord.

PROVISION OF CHILLED WATER          (50)        To pay for the supply of chilled
                                                water provided by the Landlord
                                                to the Demised Premises for the
                                                Tenant's air-conditioning system
                                                at a rate to be determined by
                                                the Landlord from time to time.

PROVISION OF DEIONISED WATER (IF    (51)        To pay for the supply of
ANY)                                            deionised water, if supplied by
                                                the Landlord to the Demised
                                                Premises, at a rate to be
                                                determined by the Landlord from
                                                time to time.

INTERNAL SECURITY SYSTEM            (52)        The Landlord shall provide a
FOR TENANTS                                     security system for the Building
                                                PROVIDED THAT the Landlord shall
                                                not be liable for any FOR
                                                TENANTS damages to the Tenant in
                                                respect of such security system,
                                                including but not limited to any
                                                interruption or failure of the
                                                system, and need only pay to the
                                                Tenant such sum as shall not
                                                exceed any compensation or
                                                amount paid to the Landlord by
                                                the supplier of such system
                                                PROVIDED ALWAYS that in the
                                                event that no compensation is
                                                received by the Landlord from
                                                such supplier, the Landlord
                                                shall not be obliged to
                                                compensate the Tenant for any
                                                loss or damage of any kind
                                                suffered by the Tenant in
                                                respect of the security system.

LANDLORD'S COVENANTS        3.      The Landlord hereby agrees with the Tenant
                                    as follows:

QUIET ENJOYMENT                     (1)      The Tenant paying the said rent and
                                             service charge hereby reserved and
                                             observing and performing the terms
                                             covenants and stipulations
                                             contained in this Agreement shall
                                             peacefully hold and enjoy the
                                             Demised Premises during the said
                                             term without any interruption by
                                             the Landlord or any person
                                             rightfully claiming under or in
                                             trust for him.

TO MAINTAIN STRUCTURE               (2)      The Landlord shall subject to the
                                             proviso in Clause 2(12)(i)(c),
                                             maintain the structure of the
                                             Demised Premises PROVIDED THAT any
                                             damage thereto other than fair wear
                                             and tear and repair arising
                                             therefrom shall be charged to the
                                             account of and paid by the Tenant
                                             AND FURTHER PROVIDED

                                             THAT the Landlord shall not be
                                             liable for any loss, damage or
                                             injury suffered by the Tenant or
                                             any other person by reason
                                             directly or indirectly of the
                                             state of the Demised Premises
                                             and the Tenant hereby
                                             indemnifies and keep indemnified
                                             the Landlord against all claims,
                                             damages, actions, proceedings,
                                             costs and expenses in any way
                                             relating thereto.

TO KEEP IN SANITARY CONDITION       (3)      The Landlord shall keep the
                                             exterior and roof of the Building
                                             and the lifts, corridors, passages,
                                             staircases, and other common
                                             conveniences intended for the use
                                             of the Tenant and the Landlord's
                                             other tenants in the Building at
                                             all times in complete repair and in
                                             proper and clean condition and the
                                             stairs and passages leading to the
                                             Demised Premises well and
                                             sufficiently lighted PROVIDED THAT
                                             the Landlord shall not be
                                             responsible for any loss, damage or
                                             inconvenience the Tenant may
                                             sustain. by reason of any loss,
                                             damage or injury caused by or in
                                             consequence of any breakage of or
                                             defects in any of the pipes, wiring
                                             or other apparatus of the Landlord
                                             used in or about the Building.

TO INSURE                           (4)      The Landlord shall at all times
                                             throughout the said term keep the
                                             structure of the Building insured
                                             against loss or damage by fire and
                                             in the event of such loss or damage
                                             (unless resulting directly or
                                             indirectly from some act or default
                                             of the Tenant) to rebuild and
                                             reinstate the damaged part of the
                                             Demised Premises PROVIDED THAT it
                                             is hereby agreed and understood
                                             that the terms "loss or damage by
                                             fire" as used in this clause do not
                                             include any loss or damage caused
                                             to the Tenant's fixtures or
                                             fittings or loss due to the Demised
                                             Premises being rendered out of
                                             commission and in any such event
                                             the Landlord shall not be held
                                             liable for any such loss or damage
                                             sustained by the Tenant.

DESTRUCTION OF PREMISES             (5)(i)   In the event of the Demised
                                             Premises or part thereof (but
                                             excluding the fixtures therein) or
                                             the Building or any part thereof at
                                             any time during the term hereby
                                             created being so damaged or
                                             destroyed by fire Act of God or
                                             other cause beyond the control of
                                             the Landlord as to render the
                                             Demised

                                             Premises unfit for use or access
                                             thereto impossible then (except
                                             where such fire or otherwise, has
                                             been caused by the default or
                                             negligence of the Tenant or the
                                             Tenant's servants, employees,
                                             agents or visitors) the rent and
                                             service charge hereby reserved or a
                                             fair and just proportion thereof
                                             according to the nature and extent
                                             of the damage sustained shall be
                                             suspended until the Demised
                                             Premises shall again be rendered
                                             fit for occupation and use or until
                                             access thereto may be obtained as
                                             the case may be.

                                    (ii)     In the event that Demised Premises
                                             are not rendered fit. for
                                             occupation within six (6) months
                                             after such damage has been
                                             sustained, then the Tenant may in
                                             its absolute discretion give
                                             written notice to the Landlord
                                             terminating this tenancy and
                                             thereupon this tenancy shall
                                             terminate and the Tenant (if still
                                             in occupation) shall vacate the
                                             Demised Premises without prejudice
                                             to any rights or remedies the
                                             Tenant may have in respect of any
                                             antecedent breach of the terms of
                                             this tenancy.

RENEWAL OF TENANCY                  (6)      The Landlord shall on the written
                                             request of the Tenant made not less
                                             than six (6) months before the
                                             expiration of the said term and if
                                             there shall not at the time of such
                                             request be any existing breach or
                                             non-observance or non-performance
                                             by the Tenant of any of the terms,
                                             covenants and stipulations
                                             contained in this Agreement at the
                                             cost and expense of the Tenant
                                             grant to him a tenancy of the
                                             Demised Premises for a further term
                                             of three (3) years from the
                                             expiration of the said term at a
                                             revised rent and service charge and
                                             upon terms and conditions to be
                                             mutually agreed upon by the
                                             Landlord and the Tenant, but
                                             excluding the present covenant for
                                             renewal.

                           4. PROVIDED ALWAYS and it is expressly agreed as follows:

RIGHT OF RE-ENTRY                   (1)      If the said rent hereby reserved or
                                             any part thereof or the service
                                             charge or any other sum payable
                                             under this Agreement shall at any
                                             time remain unpaid for fourteen
                                             (14) days after becoming payable
                                             (irrespective of whether formal
                                             demand has been made or not) or if
                                             any of the terms,
                                             covenants or stipulations herein
                                             contained on the Tenant's part to
                                             be performed or observed shall not
                                             be so performed or observed or if
                                             the Tenant shall make any
                                             assignment for the benefit of its
                                             creditors or enter into any
                                             arrangement with its creditors by
                                             composition or otherwise or suffer
                                             any distress or attachment or
                                             execution to be levied against his
                                             goods or if the Tenant being an
                                             individual shall commit any act of
                                             bankruptcy or have a receiving
                                             order or an adjudicating order
                                             made against him or if the
                                             Tenant being a Company shall go
                                             into liquidation whether
                                             voluntary (save for the purpose
                                             of amalgamation or reconstruction)
                                             or compulsory then and in any of
                                             such cases it shall be lawful for
                                             the Landlord at any time thereafter
                                             to re-enter upon the Demised
                                             Premises or any part thereof in
                                             the name of the whole and thereupon
                                             the tenancy hereby created shall
                                             absolutely determine but without
                                             prejudice to any right of action or
                                             remedy of the Landlord in respect
                                             of any breach of any terms,
                                             covenants or stipulations herein
                                             contained in this Agreement.

SERVICE OF NOTICE                (2)(i)     Any notice requiring to be served
                                            hereunder or otherwise in connection
                                            with this Agreement or the tenancy
                                            hereby created shall be sufficiently
                                            served on the Tenant if the same is
                                            left addressed to the Tenant at the
                                            Demised Premises or if forwarded to
                                            the Tenant at the Demised Premises
                                            by registered post and any notice
                                            shall be sufficiently served on the
                                            Landlord if sent to the Landlord's
                                            Registered Office by registered
                                            post. A Notice sent by registered
                                            post shall be deemed to be given at
                                            the time when in due course of post
                                            it would be delivered at the address
                                            to which it is sent.

SERVICE OF ANY DOCUMENT          (ii)       In the event of any action or
                                            proceedings in respect of the
                                            tenancy created herein (including
                                            any action for the recovery of the
                                            said rent or service charge herein
                                            reserved) the Tenant agrees and
                                            accepts that any document which is
                                            not required by written law to be
                                            served personally shall be
                                            sufficiently served on the Tenant if
                                            addressed to him at the address
                                            specified in this Agreement or if
                                            left posted upon conspicuous part of
                                            the Demised Premises or forwarded to
                                            him by post at the principal or last
                                            known place of business of the fine
                                            or his
                                            registered or principal office of a
                                            body corporate or his last known
                                            address if an individual.

WAIVER                           (3)        No waiver expressed or implied by
                                            the Landlord of any breach of any
                                            term, covenant or stipulation on the
                                            part of the Tenant to be observed or
                                            performed shall be construed as a
                                            waiver of any other breach of the
                                            same of any other term, covenant or
                                            stipulation and shall not prejudice
                                            in anyway the rights, powers and
                                            remedies of the Landlord herein
                                            contained. Any acceptance of rent,
                                            service charge or other monies shall
                                            not be deemed to operate as a waiver
                                            by the Landlord of any right to
                                            proceed against the Tenant of any of
                                            his obligations hereunder.

NOT TO BEAR LOSS, ETC.           (4)        The Landlord shall not be
                                            responsible for any loss, damage or
                                            inconvenience occasioned by the
                                            closing of the lift or lifts for
                                            repairs or any other necessary
                                            purpose or for any accidents that
                                            may occur to the Tenant or any other
                                            person using the lift.

                                 (5) The Landlord shall not be liable in whatever manner including making good or paying damages to the Tenant in case of:

NOT TO BE RESPONSIBLE FOR        (i)        any interruption in the services, if
INTERRUPTION                                any, provided by the Landlord in the
                                            common areas by reason of repairs or
                                            maintenance of any installations or
                                            apparatus or damage thereto or by
                                            reason of mechanical or other defect
                                            or breakdown including but not
                                            limited to breakdown in electricity
                                            and water supply.

                                 (ii)       any loss, injury or damage,
                                            including electrical or mechanical
                                            interference, caused by any act,
                                            omission, default, misconduct or
                                            negligence of any other tenant or
                                            occupier of the Building or its
                                            servant or employee.

                                 (iii) any leakage of the piping wiring and sprinkler system in the Demised Premises or the Building and/or any defect in the structure of the Demised Premises or the Building.

NOT TO BEAR                      (6)        The Landlord shall be under no
                                            liability either to

DAMAGES, ETC.                               the Tenant or to others who may be
                                            permitted to enter or use. the
                                            Demised Premises, the Building or
                                            the Park or any part
                                            thereof for accidents happening or
                                            injuries sustained or for loss of or
                                            damage to property in the Demised
                                            Premises the Building or the Park or
                                            any part thereof. .

RIGHT TO LET                     (7)        The Landlord shall be entitled to
                                            let any other parts of the Building
                                            subject to any terms or conditions
                                            the Landlord may think fit and
                                            nothing herein contained shall be
                                            deemed to create a letting scheme
                                            for the Building or any part thereof
                                            and neither the Tenant nor the
                                            persons deriving title under the
                                            Tenant shall have the benefit of or
                                            the right to enforce or to have
                                            enforced or to prevent the release
                                            or modification of any covenant,
                                            agreement or condition entered into
                                            by any present or future Tenant.

RECEIPT OF MAIL                  (8)        Letters or parcels whether
                                            registered or otherwise and
                                            telegrams or keys received by any
                                            servants of the Landlord on behalf
                                            of the Tenant will be received
                                            solely at the risk of the Tenant.

GOVERNING LAW                    (9)        This Agreement shall be governed by
                                            and construed in all respects in
                                            accordance with the laws of the
                                            Republic of Singapore.

MARGINAL NOTES                   (10)(i)    The marginal notes hereto are
                                            inserted for convenience of
                                            reference only and shall not in any
                                            way define, limit, construe or
                                            describe the scope of intent of the
                                            clauses of this Agreement or in any
                                            way affect this Agreement.

INTERPRETATION                   (ii)       In the interpretation of this
                                            agreement except to the extent that
                                            such interpretation shall be
                                            excluded by or be repugnant to the
                                            context when used herein:

                                 (a)        "the Landlord" shall include its
                                            successors in title and assigns
                                            employees agents representatives
                                            person or company for the time being
                                            entitled to the reversion
                                            immediately expectant on the term
                                            hereby created and where the context
                                            so admits the Landlord's employees
                                            agents and representatives;

                                 (b) "person" shall be deemed to include a corporation;

                                 (c) "the Tenant" shall include, if the Tenant is an individual, his personal representative and permitted assigns, or if the Tenant is a company, its permitted assigns and successors in title and in either case where the context so admits the Tenant's employees agents licensees invitees visitors independent contractors and servants;

                                 (d)        words importing the singular or
                                            plural number shall be deemed to
                                            include the plural or singular
                                            number respectively and words
                                            importing the masculine gender only
                                            shall include the feminine or neuter
                                            genders and vice versa as the case
                                            may require; and

                                 (e)        where two or more persons are
                                            included in the term "the Tenant"
                                            all covenants, agreements, terms,
                                            conditions and restrictions shall be
                                            binding on and applicable to them
                                            jointly and, each of them severally
                                            and shall also be binding on their
                                            personal representatives and
                                            permitted assigns respectively
                                            jointly and severally.

EXCLUSION OF IMPLIED             (11)       The covenants provisions terms and
TERMS, ETC.                                 agreements herein cover and comprise
                                            the whole of the agreement between
                                            the parties hereto or their
                                            appointed agents and the parties
                                            hereto expressly agree and declare
                                            that no further or other covenants
                                            agreements provisions or terms save
                                            for those contained in the
                                            Landlord's Letter of Offer and
                                            letters supplemental thereto whether
                                            in respect of the Demised Premises
                                            or otherwise shall be deemed to be
                                            implied herein or to arise between
                                            the parties hereto by way of
                                            collateral or other agreement by
                                            reason of any promise representation
                                            warranty or undertaking given or
                                            made by either party hereto to the
                                            other party on or prior to the
                                            execution hereof and the existence
                                            of any such implication or
                                            collateral or other agreement is
                                            hereby negatived.

            IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and year first above written.

SIGNED BY                                 )
                                          )
NAME                 :                    )             ____________________
DESIGNATION          :                    )                  Signature
                                          )
                                          )
for and on behalf of the Landlord         )
                                          )
SINGAPORE SCIENCE PARK LIMITED            )
                                          )
in the presence of                        )
                                          )
NAME                 :                    )             ____________________
DESIGNATION          :                    )                  Signature
                                          )
                                          )
                                          )


SIGNED BY                                 )
                                          )
NAME                 :  Marc Beer         )                 /s/ Marc Beer
                                                            -------------
DESIGNATION          :  CEO               )                  Signature
                                          )
                                          )
for and on behalf of the Tenant           )


                                          )
Company's Stamp                           )
                                          )
in the presence of                        )
                                          )
NAME                 :  Mary Landers      )               /s/ Mary Landers
                                                          ----------------
DESIGNATION          :  Ex. Asst.         )                  Signature
                                          )
                                          )
                                          )

TENANT - PLEASE INITIAL & PLACE YOUR COMPANY STAMP ON THE PLAN(S) ON THE NEXT PAGE(S)